SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 24, 2002



                        MEDICAL TECHNOLOGY SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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         (State or other jurisdiction of Incorporation or Organization)



        0-16594                                        59-2740462
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(Commission File Number)                  (I.R.S.) Employer Identification No.)


              12920 AUTOMOBILE BOULEVARD, CLEARWATER, FLORIDA 33762
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                     (Address of Principal Executive Offices)


                                 (727) 576-6311
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              (Registrant's telephone number, including area code)




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Item 5.   Other Events.

          On December 24, 2002, the Registrant issued a press release announcing the listing of its common stock, par value $0.01 per share, on the American Stock Exchange. The press release is attached to this report as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)    Exhibits

                 99.1    Press Release dated December 24, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDICAL TECHNOLOGY SYSTEMS, INC.

Date:  December 26, 2002

                                     /s/ Michael P. Conroy
                                     -----------------------------------------
                                     Michael P. Conroy
                                     Vice President & Chief Financial Officer






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                                  EXHIBIT INDEX



        Exhibit Number                     Description
        ------------------------------------------------------------


           99.1                Press Release dated December 24, 2002



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                                  EXHIBIT 99.1



NEWS RELEASE - FOR IMMEDIATE RELEASE

Medical Technology Systems, Inc.        Porter, LeVay & Rose, Inc.
Michael P. Conroy, CFO                  Michael Porter, Investor Relations
Phone:  727-576-6311, Ext. 584          Christian W. Pflaumer, Media Relations
Fax:  727-540-0547                      Phone:  212-564-4700
ir@mtsp.com                             Fax:  212-244-3075
                                        plrmail@plrinvest.com


             MEDICAL TECHNOLOGY SYSTEMS APPROVED FOR LISTING ON AMEX

     Clearwater, Florida - December 24, 2002 -- Medical Technology Systems, Inc. (OTCBB:MDTY) today announced that its common stock was approved for listing on the American Stock Exchange (AMEX) pursuant to its Alternative Listing
Standards. The approval was based upon a review by an Exchange Listing Qualifications Panel, which authorized approval of the listing pursuant to
Section 1203(c) of the AMEX Company Guide. The Company does not fully satisfy the Exchange regular initial listing standards. Specifically, the Company does not fully satisfy Listing Standard 1 with respect to the $3.00 minimum price, Listing Standard 2 with respect to the minimum market value of publicly held shares of $15,000,000, or Listing Standard 3 with respect to the minimum total market capitalization of $50,000,000.

     The panel's decision to approve MTS for listing on the AMEX was based upon its determination that MTS satisfies the minimum Alternative Listing Standards and its affirmative finding that mitigating factors including, profitable operations and a significant improvement in MTS's balance sheet as a result of the financing that was concluded in June 2002, warrant listing pursuant to the Alternative Listing Standards. The approval is contingent upon MTS being in compliance with all applicable listing standards on the date it begins trading on the AMEX. Trading on AMEX is currently expected to begin on or about December 26, 2002.

     Medical Technology Systems, Inc. (www.mdty.com) is a vertical compliance packaging resource whose core market is institutional pharmacies serving long-term care and correctional facilities. MTS designs and manufactures proprietary equipment, as well as producing all the consumables these machines require, to serve domestic and international markets.

     This press release contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Additional written or oral forward-looking statements may be made by the Company from time to time, in filings with the Securities and Exchange Commission or otherwise. Statements contained herein that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions described above. Forward-looking statements may include, but are not limited to, projections of revenue, income or losses, the value of contracts, capital expenditures, plans for future operations, the elimination of losses under certain programs, financing needs or plans, compliance with financial covenants in loan agreements, plans for sale of assets or businesses, plans relating to products or services of the Company, assessments of materiality, predictions of future events and the effects of pending and possible litigation, as well as assumptions relating to the foregoing. In addition, when used in this discussion, the words "anticipates", "estimates", "expects", "intends", "plans" and variations thereof and similar expressions are intended to identify forward-looking statements.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified based on current expectations. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. Statements in the Press Release describe factors, among others, that could contribute to or cause such differences. Other factors that could contribute to or cause such differences include, but are not limited to, unanticipated increases in operating costs, labor disputes, capital requirements, increases in borrowing costs, product demand, pricing, market acceptance, intellectual property rights and litigation, risks in product and technology development and other risk factors detailed in the Company's Securities and Exchange Commission filings.

     Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions of these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected events.